SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act

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                                 March 20, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                            ASANTE TECHNOLOGIES, INC.
                    (Exact Name as Specified in its Charter)


                   ------------------------------------------


     Delaware                      0-22632                     77-0200286
   --------------               -------------              -------------------
  (State or other                (Commission               (I.R.S. Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)

                                  821 FOX LANE
                               SAN JOSE, CA 95131
                    ----------------------------------------
                    (Address of principal executive offices)


                                  408/435-8401
                          -----------------------------
                          Registrant's telephone number



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ITEM 5.  OTHER EVENTS

         The Company completed a private placement of 500,000 shares of its common stock, which raised gross proceeds of $1.5 million. The proceeds will be used for working capital.

ITEM 7.  FINANCIAL STATEMENTS and EXHIBITS

         (c)      Press Release dated March 22, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ASANTE TECHNOLOGIES, INC.


                                               /s/  ANTHONY CONTOS
Dated:  April 4, 2000                               ----------------------------
                                                    Anthony Contos
                                                    Vice President, Finance and
                                                    Administration
                                                    (Authorized Officer and
                                                    Principal Financial Officer)